Filed Pursuant to Rule 497(e)
                                             Registration File No.: 333-67926



                        SUPPLEMENT TO THE PROSPECTUS OF
                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I



         On Dec 10, 2002, Fahnestock Viner Holdings Inc. ("Fahnestock") and Canadian Imperial Bank of Commerce announced that Fahnestock has agreed to acquire the U.S. brokerage and asset management businesses of CIBC World Markets Corp. CIBC World Markets Corp. and its indirect subsidiary, Advantage Advisers, L.L.C., act as the principal distributor and investment adviser, respectively, of Advantage Advisers Multi-Sector Fund I (the "Fund").

         Fahnestock's principal subsidiary, Fahnestock & Co. Inc., is a full-service, self-clearing securities brokerage firm headquartered in New York, and an investment adviser registered with the Securities and Exchange Commission. Fahnestock & Co. Inc., is a member firm of the New York Stock Exchange and all principal U.S. exchanges. Fahnestock's common stock is listed on the NYSE (FVH). The combined firm will have over seventeen hundred financial consultants and will rank among the top ten independent full-service retail broker-dealers in the United States, based on financial consultants and client assets.

         The acquisition of the U.S. brokerage business closed on January 3, 2003. Upon completion of Fahnestock's acquisition of the asset management business (the "Transaction"), which is scheduled to occur on or about April 30, 2003 (subject to customary closing conditions), control of Advantage Advisers, L.L.C. will transfer to Fahnestock. As required under the Investment Company Act of 1940, this change in control will result in the termination of the existing investment advisory agreement and sub-investment advisory agreements of the Fund. So that Advantage Advisers, L.L.C. may continue to serve as investment adviser and each of Alkeon Capital Management, LLC, Kilkenny Capital Management, L.L.C. and KBW Asset Management, Inc. may continue to serve as a sub-investment adviser to [their respective separate investment account of] the Fund, subject to approval by the Fund's Board of Trustees, including a majority of the independent members of the Board, shareholders of the Fund will be asked to approve new investment advisory and sub-investment advisory agreements at a meeting to be scheduled in the near future.

         At or about the completion of the Transaction, subject to approval by the Fund's Board of Trustees, including a majority of the independent members of the Board, CIBC World Markets Corp. anticipates that Fahnestock & Co., Inc. will replace CIBC World Markets Corp. as the Fund's principal distributor.

               The date of this Supplement is February 18, 2003.

         Please retain this Supplement with your Prospectus for future reference.